Exhibit 99.1

News Release

Kimco Realty® Declares Special Cash Dividend of $0.09 Per Share of Common Stock

JERICHO, New York, November 13, 2023 - Kimco Realty® (NYSE: KIM) announced today that its Board of Directors has declared a one-time, special dividend of $0.09 per share of common stock to satisfy its distribution requirements as a REIT. The special dividend is payable in cash on December 21, 2023, to stockholders of record on December 7, 2023. This special dividend is largely the result of a special dividend payment Kimco received from Albertsons Companies Inc. (NYSE: ACI) in January 2023.

The Board of Directors did not make any change in the company’s policy with respect to regular quarterly dividends, with future dividend declarations subject to the discretion of the Board of Directors.

About Kimco Realty®

Kimco Realty® (NYSE: KIM) is a real estate investment trust (REIT) headquartered in Jericho, NY that is North America’s largest publicly traded owner and operator of open-air, grocery-anchored shopping centers and a growing portfolio of mixed-use assets. The company’s portfolio is primarily concentrated in the first-ring suburbs of the top major metropolitan markets, including those in high-barrier-to-entry coastal markets and rapidly expanding Sun Belt cities, with a tenant mix focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Kimco Realty is also committed to leadership in environmental, social and governance (ESG) issues and is a recognized industry leader in these areas. Publicly traded on the NYSE since 1991, and included in the S&P 500 Index, the company has specialized in shopping center ownership, management, acquisitions, and value enhancing redevelopment activities for more than 60 years. As of September 30, 2023, the company owned interests in 527 U.S. shopping centers and mixed-use assets comprising 90 million square feet of gross leasable space. For further information, please visit www.kimcorealty.com.

The company announces material information to its investors using the company’s investor relations website (investors.kimcorealty.com), SEC filings, press releases, public conference calls, and webcasts. The company also uses social media to communicate with its investors and the public, and the information the company posts on social media may be deemed material information. Therefore, the company encourages investors, the media, and others interested in the company to review the information that it posts on the social media channels, including Facebook (www.facebook.com/kimcorealty), X (www.twitter.com/kimcorealty) and LinkedIn (www.linkedin.com/company/kimco-realty-corporation). The list of social media channels that the company uses may be updated on its investor relations website from time to time.

500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343	kimcorealty.com

Safe Harbor Statement

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Kimco Realty Corporation (the "Company”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond the Company’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) general adverse economic and local real estate conditions, (ii) the impact of competition, including the availability of acquisition or development opportunities and the costs associated with purchasing and maintaining assets; (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iv) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (v) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (vi) the availability of suitable acquisition, disposition, development and redevelopment opportunities, and the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (vii) the Company’s ability to raise capital by selling its assets, (viii) disruptions and increases in operating costs due to inflation and supply chain issues, (ix) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (x) changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xi) risks and uncertainties associated with the Company’s and RPT Realty’s (“RPT”) ability to complete the proposed merger transaction (the “proposed transaction”) on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction, (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement governing the proposed transaction, (xiii) risks related to diverting the attention of management from ongoing business operations, (xiv) the Company’s failure to realize the expected benefits of the proposed transaction, (xv) significant transaction costs and/or unknown or inestimable liabilities related to the proposed transaction, (xvi) the risk of litigation, including shareholder litigation, in connection with the proposed transaction, including any resulting expense or delay, (xvii) the ability to successfully integrate the operations of the Company and RPT following the closing of the proposed transaction and the risk that such integration may be more difficult, time-consuming or costly than expected, (xviii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction, (xix) effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of the Company’s common stock or RPT’s common shares or on each company’s respective relationships with tenants, employees, joint venture partners and third parties, (xx) the possibility that, if the Company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline, (xxi) valuation and risks related to the Company’s joint venture and preferred equity investments and other investments, (xxii) valuation of marketable securities and other investments, including the shares of Albertsons Companies, Inc. common stock held by the Company, (xxiii) impairment charges, (xxiv) criminal cybersecurity attacks disruption, data loss or other security incidents and breaches, (xxv) impact of natural disasters and weather and climate-related events, (xxvi) pandemics or other health crises, such as coronavirus disease 2019 (“COVID-19”), (xxvii) our ability to attract, retain and motivate key personnel, (xxviii) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to the Company, (xxix) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxx) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxxi) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxxii) the Company’s ability to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with its UPREIT structure, and (xxxiii) other risks and uncertainties identified under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 as supplemented by the risks and uncertainties identified under Item 1A, “Risk Factors” in our Quarterly Reports on Form 10-Q. Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes in other filings with the Securities and Exchange Commission.

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CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy
Kimco Realty Corporation
(833) 800-4343
dbujnicki@kimcorealty.com

500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343	kimcorealty.com